Quarterly Financial Information	12 Months Ended
Dec. 31, 2013
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information (Unaudited)
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

2013	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Net sales	$21,364,465	$35,525,254	$38,167,606	$32,384,274
Gross profit (loss) from operations	(411,760)	7,278,145	5,789,029	8,015,903
Income (loss) from operations	(4,162,165)	3,793,473	2,058,449	3,826,568
Net income (loss) from continuing operations	(262,415)	3,876,241	1,419,185	3,088,963
Net income (loss) from discontinued operations	(1,679,026)	(2,013,143)	550,180	462,726
Net income (loss) (as adjusted)	(1,941,441)	1,863,098	1,969,365	3,551,689
Net income (loss) (as previously reported)	(1,939,219)	1,878,751	1,972,388	3,551,689
Basic earnings (loss) per share
From continuing operations	(0.06)	0.96	0.36	0.77
From discontinued operations	(0.42)	(0.50)	0.14	0.11
Net earnings (loss) per share (as adjusted)	(0.48)	0.46	0.50	0.88
Net earnings (loss) per share (as previously reported)	(0.48)	0.47	0.49	0.88

2012
Net sales	$25,060,293	$35,308,675	$35,365,727	$33,107,127
Gross profit from operations	1,419,126	8,434,539	6,284,406	8,421,746
Income (loss) from operations	(2,171,640)	5,007,959	2,702,716	4,586,661
Net income (loss) from continuing operations	(1,277,732)	3,592,077	4,547,458	3,568,334
Net loss from discontinued operations	(963,069)	(312,592)	(2,288,550)	(3,736,141)
Net income (loss) (as adjusted)	(2,240,801)	3,279,485	2,258,908	(167,807)
Net income (loss) (as previously reported)	(2,239,335)	3,336,857	2,260,374	(202,179)
Basic earnings (loss) per share
From continuing operations	(0.32)	0.89	1.14	0.89
From discontinued operations	(0.24)	(0.08)	(0.57)	(0.93)
Net earnings (loss) per share (as adjusted)	(0.56)	0.81	0.57	(0.04)
Net earnings (loss) per share (as previously reported)	(0.56)	0.83	0.56	(0.04)

Quarterly amounts differ from the amounts previously reported on Form 10-Q due to the effects of an accounting change where our cost method investment in GFI is now accounted for as an equity method investment as well as the effects of presenting the operations of TDI and BLC as discontinued operations for all prior periods presented. The changes in net income (loss) and the changes in net income (loss) from continuing operations due to the equity method adoption were $(2,222), $(15,653) and $(3,023) for the first, second and third quarters of 2013, respectively. The changes due to the equity method adoption were $(1,466), $(57,373), $(1,466) and $34,372 for the first, second, third and fourth quarters of 2012, respectively. The remaining changes to the amounts presented are related to the discontinued operations of TDI and BLC. See Note 1(b), "Principles of Consolidation", Note 4 "Investments", and Consolidated Statements of Stockholders' Equity for discussion and adjustments related to the adoption of the equity method. See Note 2, "Discontinued Operations", for discussion of the TDI and BLC discontinuance of operations.

The loss from discontinued operations during the fourth quarter of 2012 is primarily the result of the construction activities in the Ready-Mix Concrete Business. In 2012 we significantly increased the number of construction contracts we were awarded and found it necessary to increase our workforce in addition to contracting out work we intended to perform in house in an attempt to meet construction deadlines. These factors resulted in cost overruns and losses on these contracts which have been fully recognized based on our current estimated costs to complete. As a result of the change in estimate in construction contracts, a loss of $4.9 million was recorded during the fourth quarter of 2012. The losses were primarily related to three contracts, one which was virtually completed and two which were approximately three-fourths completed by December 31, 2012.